AUTHORIZATION LETTER

SECOND MILITARY MEDICAL UNIVERSITY is the patentee/application of the patent/patent applications as follows:

A. Chinese Patent : PLASMODIUM FUSION ANTIGEN, THE PREPARATION AND USES THEREOF（Patent Number: 01105292.9, Application Date: February 1, 2001）；

B. Austrilia Patent Application: PLASMODIUM FUSION ANTIGEN, THE PREPARATION AND USES THEREOF（Patent Application Number: 2002233120, Application Date: February 1, 2002）；

C. European Patent Application: PLASMODIUM FUSION ANTIGEN, THE PREPARATION AND USES THEREOF（Patent Application Number: 02700111.4, Application Date: February 1, 2002. United Kindom, Germany and France were designated）；

D. United States Patent Application: PLASMODIUM FUSION ANTIGEN, THE PREPARATION AND USES THEREOF（Patent Application Number: 10/467,198, Application Date: February 1, 2002）；

SECOND MILITARY MEDICAL UNIVERSITY hereby authorized Shanghai Wanxing Bio-Pharmaceuticals Co., Ltd (Address: Lane 4705, No. 58, North Yang Gao Rd. Pudong New Area Shanghai) the exclusive right to exploit the above-mentioned patents/patent applications in the countries/territories where the patent(s) was/were granted and/or the patent application(s) was/were filed.

Authorized by (Printed Name):

SECOND MILITARY MEDICAL UNIVERSITY

Stamped:

Date: January 20, 2006